EXHIBIT 24



                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Guillaume Bastiaen
                                       -----------------------------------------
                                       Guillaume Bastiaen

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Paul B. Burke
                                       -----------------------------------------
                                       Paul B. Burke

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Janet Dolan
                                       -----------------------------------------
                                       Janet Dolan

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Jack W. Eugster
                                       -----------------------------------------
                                       Jack W. Eugster

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ John F. Grundhofer
                                       -----------------------------------------
                                       John F. Grundhofer

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Kendrick B. Melrose
                                       -----------------------------------------
                                       Kendrick B. Melrose

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Paul David Miller
                                       -----------------------------------------
                                       Paul David Miller

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Jeff Noddle
                                       -----------------------------------------
                                       Jeff Noddle

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ S. Walter Richey
                                       -----------------------------------------
                                       S. Walter Richey

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2002, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 20, 2002



                                       /s/ Stephen W. Sanger
                                       -----------------------------------------
                                       Stephen W. Sanger